Income taxes	12 Months Ended
Jun. 30, 2023
Income Taxes [Abstract]
Income taxes	Income taxes
Accounting policy
(a)Current income tax
Current income tax assets and liabilities are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted at the reporting date in the countries where the Group operates and generates taxable income. Current income tax relating to items recognized directly in equity is recognized in equity and not in the statement of profit or loss.
Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.
Income taxes in Brazil and Colombia are paid by each legal entity on a stand alone basis.
(b)Deferred tax
Deferred taxes is provided using the liability method on temporary differences between the carrying amount of assets and liabilities and their tax basis.
Deferred tax liabilities are recognized for all taxable temporary differences, except:
•When the deferred tax liability arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss;
•With respect to taxable temporary differences associated with investments in subsidiaries, associates and interests in joint arrangements, when the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.
Deferred tax assets are recognized for all deductible temporary differences, the carry forward of unused tax credits and any unused tax losses. Deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which the deductible temporary differences, and the carry forward of unused tax credits and unused tax losses can be utilized, except:
•When the deferred tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss
•In respect of deductible temporary differences associated with investments in subsidiaries, deferred tax assets are recognized only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.
The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized.
Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered. In assessing the recoverability of deferred tax assets, the Group relies on the same forecast assumptions used elsewhere in the financial statements and in other management reports.
The benefits of uncertain tax positions are recorded only after determining, based on the position of its internal and external legal advisors, a more-likely-than-not probability that the uncertain tax positions will withstand challenge, if any, from taxing authorities.
Deferred tax assets and liabilities are offset where there is a legally enforceable right to offset current tax assets and liabilities and where the deferred tax balances relate to the same taxation authority.
Critical accounting estimates and judgments
Significant judgements, estimates and assumptions are required to determine the amount of deferred tax assets that are recognized based on the likely timing and future taxable profits. Deferred tax assets arising from tax losses carryforward and temporary differences are recognized considering assumptions and projected cashflows. Deferred tax assets may be affected by factors including, but not limited to: (i) internal assumptions on the projected taxable income, which are based on sales planning, operational costs and planned capital costs; (ii) macroeconomic environment; and (iii) trade and tax scenarios.
The Group applies significant judgement in identifying uncertainties over income tax treatments, which could impact the consolidated financial statements. The Group operates in multiple jurisdictions where uncertainties arise in the application of complex tax regulations. The Group and its subsidiaries are subject to reviews of income tax filings and other tax payments, and disputes can arise with the taxing authorities over the interpretation of the applicable laws and regulations.
(a)Reconciliation of income taxes expense

	2023	2022	2021

Profit (loss) before income taxes	(390,937)	140,424	46,207
Statutory rate (i)	34%	34%	34%

Income taxes at statutory rate	132,919	(47,744)	(15,710)

Unrecognized deferred tax asset (ii)	(193,898)	(7,055)	(11,755)
Difference from income taxes calculation based on taxable profit computed as a percentage of gross revenue	10,822	7,080	5,375
Deferred income taxes over goodwill tax recoverable	(3,897)	-	-
Tax benefit (iii)	244,718	15,066	-
Other	(18,407)	(9)	(2,586)

Income tax expense	172,256	(32,662)	(24,676)
Income tax and social contribution effective rate	(44%)	23%	52%

Current income taxes	37,499	(111,409)	(61,676)
Deferred income taxes	134,757	78,747	37,000
(i)The effective tax rate reconciliation considers the statutory income taxes rates in Brazil, due to the significance of the Brazilian operation when compared to Colombia. The difference to reconcile the effective rate to the Colombian statutory rate (32%) is included in others.
(ii)The Group did not recognize deferred tax assets on accumulated tax losses from certain subsidiaries in a total amount of unrecognized credits on tax losses of R$187,310 (R$7,055 for June 30, 2022 and R$11,755 for June 30, 2021). The Group assessed that is unlikely that these subsidiaries will generate future taxable income in the foreseeable future.
(iii)This amount reflects the tax benefit from the deduction of the ICMS tax benefits in the calculation of the income tax (see note 10).
(b)Deferred income taxes balances

	2023	2022

Deferred assets and liabilities:
Amortization of fair value adjustment	66,065	32,787
Tax losses	123,072	49,332
Allowance for expected credit losses	49,026	51,379
Adjustment to present value	14,222	40,639
Provision for management bonuses	22,182	26,738
Allowance for inventory losses	3,841	3,463
Financial effect on derivatives	(1,468)	2,001
Fair value of commodity forward contracts	31,343	(1,959)
Unrealized exchange gains or losses	(7,618)	(1,803)
Unrealized profit in Inventories	(11,121)	—
Gain on bargain purchase	—	(6,221)
Amortized right-of-use assets	6,273	2,617
Deferred tax on goodwill	(2,067)	-
Other provisions	22,981	(5,478)

Deferred income tax assets, net	329,082	200,986
Deferred income tax liabilities, net	(12,351)	(7,491)

Deferred income tax assets, net	316,731	193,495

Deferred income tax and social contribution

At June 30, 2021	114,748

Recognized in the statement of profit or loss	78,747

At June 30, 2022	193,495

Recognized in the statement of profit or loss	128,362
Deferred tax from acquired companies	(5,126)

At June 30, 2023	316,731
The aging analysis of net deferred income tax is as follow:

2023
Up to 1 year	185,123
Over 1 year	131,608
Total	316,731